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                                                                   Exhibit 10.43


                              Bio-Plexus, Inc.
                             129 Reservoir Road
                              Vernon, CT 06066

                                                                   April 3, 2000

Appaloosa Investment Limited
  Partnership I
26 Main Street, 1st Floor
Chatham, New Jersey 07928
Attention:  Mr. James Bolin

Dear Mr. Bolin:

          Reference is made to the 7.5% Secured Note, dated October 21, 1999, issued by Bio-Plexus, Inc. (the "Company") to Appaloosa Investment Limited Partnership I ("Appaloosa") (as such 7.5% Secured Note may be amended and restated from time to time, the "7.5% Note"), the 15% Secured Note, dated January 5, 2000, issued by the Company to Appaloosa (as such 15% Secured Note may be amended and restated from time to time, the "15% Note"), and the side letter, dated December 30, 1999, between the Company and Appaloosa (the "First Side Letter"). The purpose of this letter is to set forth the understanding of the Company and Appaloosa with respect to the matters set forth herein:

          (a) on the date hereof, the Company and Appaloosa will enter into a second amendment to the 7.5% Note in the form attached hereto as Exhibit A;

          (b) on the date hereof, the Company and Appaloosa will enter into a first amendment to the 15% Note in the form attached hereto as Exhibit B;

          (c) on the date hereof, the Company and Appaloosa will enter into the 15% Secured Note in the form attached hereto as Exhibit C (the "Third Bridge Note"); and
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          (d)       paragraph (d) of the First Side Letter is hereby amended by deleting it in its entirety and substituting in lieu thereof the following:

                    (d) (i) On the closing date of the Rollover Transactions (but only if the Company has hired a new Chief Executive Officer approved by Appaloosa in its sole discretion by that date), the $3 Warrants (as defined in the 7.5% Note) will be, at the election of Appaloosa, cancelled and be of no further force and effect and, simultaneously therewith, the Company will issue to one or more affiliates of Appaloosa replacement warrants to purchase 1,000,000 shares of Common Stock with an exercise price of $4 per share in the form attached hereto as Exhibit D (if so issued, the "Warrants"). If the Company has not hired a new Chief Executive Officer approved by Appaloosa in its sole discretion by the closing date of the Rollover Transactions (or if the Company has hired a new Chief Executive Officer approved by Appaloosa by the closing date of the Rollover Transactions but Appaloosa elected not to exchange the $3 Warrants for the Warrants at that time), the $3 Warrants shall be exchanged for the Warrants six months and one day after the closing date of the Rollover Transactions (and Appaloosa hereby agrees not to exercise any of the $3 Warrants during such period).

                        (ii) If the Rollover Transactions are not consummated for any reason, the $3 Warrants (as defined in the 7.5% Note) will remain in full force and effect and the terms and conditions thereof will remain unchanged.

          The Company represents that (i) the execution and delivery of this letter by the Company and the performance by it of the transactions contemplated hereby (including, without limitation, the issuance of the Warrants and issuance of shares of Common Stock (as defined in the 7.5% Note) upon exercise of the Warrants) and compliance by the Company with all the provisions of the Warrants (as applicable) have been duly authorized by all requisite corporate proceedings on the part of the Company and (ii) the shares of Common Stock issuable upon exercise of the Warrants have been validly reserved for issuance, and upon issuance, will be validly issued and outstanding, fully paid and nonassessable.

          The Company cannot assign its rights and obligations under this letter without the written consent of Appaloosa.

          Appaloosa represents that (a) it is acquiring the Third Bridge Note for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof except in compliance with all applicable securities law and (b) it is an "accredited
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investor" within the meaning of Rule 501 promulgated under the Securities Act of
1933, as amended.

          If any term, provision, covenant or restriction of this letter or any exhibit hereto is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this letter and such exhibits shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

          Appaloosa, on the one hand, and the Company, on the other, acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this letter were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that Appaloosa shall be entitled to an injunction to prevent breaches of the provisions of this letter and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they may be entitled at Law (as defined in the 7.5% Note) or equity.

          Neither the Company nor Appaloosa shall make any public statements, including, without limitation, any press releases, with respect to this letter and the transactions contemplated hereby without the prior written consent of the other party (which consent shall not be unreasonably withheld) except as may be required by Law. If a public statement is required to be made by Law, the parties shall consult with each other in advance as to the contents and timing thereof.

          This letter shall not constitute an amendment of any other provisions of the First Side Letter not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Company that would require a waiver or consent of the Holder. Except as expressly amended hereby, the provisions of the First Side Letter shall remain in full force and effect.

          THIS LETTER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

          If any Litigation (as defined in the 7.5% Note) shall be brought by Appaloosa in order to enforce any right or remedy under this letter, the Company hereby consents and will submit to the jurisdiction of any state
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or federal court of competent jurisdiction sitting within the area comprising the Southern District of New York on the date of this letter. The Company hereby irrevocably waives any objection, including, but not limited to, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such Litigation in such jurisdiction.

          THE COMPANY HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS LETTER.
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          Please confirm that the foregoing is in accordance with your understanding by signing and returning to me this letter, whereupon this letter shall be deemed accepted and binding.


                                          Very truly yours,

                                          BIO-PLEXUS, INC.


                                          By:/s/ Carl R. Sahi
                                             ------------------------------
                                             Name:    Carl R. Sahi
                                             Title:   President and Chief
                                                      Executive Officer



ACCEPTED AND AGREED
THIS 3rd DAY OF APRIL 2000

APPALOOSA INVESTMENT LIMITED
  PARTNERSHIP I

By: Appaloosa Management L.P., its
      General Partner
By: Appaloosa Partners Inc., its
      General Partner


By:/s/ James E. Bolin
   ----------------------------------
   Name:   James E. Bolin
   Title:  Vice President